PEDEVCO

NYSE American: PED



Investor Presentation
Winter 2025

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; the future price of oil and natural gas; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; the effect of global pandemics, political conditions, and military actions on our operations, liquidity and financing conditions; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

Investment Highlights

Strong Balance Sheet, Financial Flexibility and Excellent Liquidity	▪ NYSE American: PED ▪ Recent transactions have bolstered positions and accelerated development in high return areas (DJ Basin AMI's and acreage acquisitions in Colorado and Wyoming) and reduced exposure to high-cost legacy assets ▪ Pristine balance sheet, ~$70MM market capitalization, zero debt, ~$6MM cash reserve ▪ Optimal vehicle for industry consolidation. Publicly traded stock currency can be used in transactions
Strategy & Focus	▪ Growth through development of current assets, additional acquisitions, and M&A ▪ D-J Basin strategy is to partner with experienced operators and participate in projects that meet our internal economic hurdle rates while positioning the company for development of our high working interest acreage ▪ Permian strategy is to become the premier operator focused on the development of conventional assets using unconventional technologies
Low-Risk Inventory of Growth Opportunities	▪ D-J Basin - ~19,500 net acres, ~75% HBP. 150+ gross high quality drilling locations. Wattenberg Extension has been proved up with great success in the past 4 years to include all PED acreage in Colorado and Wyoming ▪ Permian - ~14,550 net acres, substantially all HBP. 100+ gross high quality drilling locations. Existing infrastructure that can be leveraged for continued infill horizontal development (electricity grid in place, owned & operated saltwater disposal (SWD) system, access roads)
Proven High Rate of Return Unconventional Asset Compliments Low-decline Conventional Asset	▪ D-J Basin - Large inventory of high rate of return multi-well pad development projects ideal for building scale ▪ Permian Operated – Unlocking significant value and with long-term, low-decline base production from the Chaveroo field which has estimated original oil in place (OOIP) of over 700 million barrels with less than 5% recovered to date. Largely contiguous, long-lived San Andres oil field with substantial vertical control and underdeveloped, as modern D&C technologies and techniques were not applied until PEDEVCO acquired the field

2024 A&D Highlights

- Entered into a five-year Participation Agreement (PA) and Area of Mutual Interest (AMI) with a large private oil and gas company (operator) to accelerate development of 16,900 gross acres in the D-J Basin
  - ~10,750 net acres held by the two companies, 70% private operator, 30% PEDEVCO
  - All acreage acquisitions within the AMI will be split 70% private operator, 30% PEDEVCO
  - Minimum of five wells to be drilled each year over the next five years. Estimated activity is one to three Drilling Units (DSU's) per year (6-18 wells per year)
  - Estimated timing on first DSU is late 2025
  - Accelerates development as PEDEVCO had no permits in this area and development of this acreage was not included in our five-year development plan
- As part of the PA, PEDEVCO acquired a ~28% working interest (30% proportionally reduced for other working interest owners) in six new horizontal wells in the AMI that were drilled, completed and put online in Q3/Q4 2024
  - Provided significant production growth in Q4 2024
  - Added ~750 BOED production net to PEDEVCO's interest for 4Q 2024
- Closed a $250 million reserve-based lending facility (RBL) with Citibank
  - $20 million initial borrowing base
  - Provides "dry powder" for acquisitions, development and working capital
- Divested ~30 non-op, non-core legacy low working interest wells in the D-J Basin
  - Reduces LOE/BOE costs and G&A burden of managing non-core asset
  - Eliminates associated P&A obligations
- Over the past two years the Company has been focused on streamlining operations and lowering operating and G&A costs by divesting non-core assets to exclusively focus on major development projects and acquisitions

2024 Operational Highlights

- **Participated in 30 non-operated wells in the DJ Basin in late 2023 and 2024**
  - Eider Unit (7 wells), ~18% working interest
  - Mottled Unit (6 wells), ~4.5% working interest
  - Harlequin Unit (6 wells), ~28% working interest
  - Purcell Units (5 wells), ~6.6% average working interest (varies well to well)
    - Three U shaped laterals at 6.4% working interest
  - Gaffney Unit (6 wells), ~5% working interest, initial production impact estimated Q2 2025
- **Received approval of D-J Basin Development Plan for Roth 2-11 wells**
  - Received ECMC approval for Roth 2-11 Oil and Gas Development Plan (ODGP)
  - Allows for Company operated development of 2,560 acres and up to 11 horizontal Niobrara wells
  - Estimated development is currently planned for Q3/Q4 2025, first production late 2025 or early 2026
- **Drilled and completed 3 horizontal San Andres wells in our Permian asset**
  - First 3 wells of our Participation Agreement with Evolution Petroleum, all came online in Q1 2024
  - Program was a success and PEDEVCO in partnership with Evolution is drilling 4 horizontal San Andres wells currently (1Q 2025), expected first production is late Q2 2025
- **Increased average barrel of oil equivalent per day (BOED) production from 1,488 BOED for the first 9 months of 2023 to 1,729 for the first 9 months of 2024**
  - 16% year over year production growth
  - 4Q 2024 production growth is estimated to push yearly average above 1,729 BOED for the year

Operational Statistics

Average Daily Production (Boe/d)



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
727
999
1,427
1,729
2021
2022
2023
2024

Adjusted EBITDA ($M)



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$6,251
$16,094
$17,450
$17,805
2021
2022
2023
2024

Total Revenue ($M)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$15,860
$30,034
$30,784
$28,977
2021
2022
2023
2024

LOE/BOE



$25.00
$20.00
$15.00
$10.00
$5.00
$-
$15.86
$20.25
$11.79
$11.68
2021
2022
2023
2024

2024 statistics are for the nine months ended September 30, 2024. 2021 through 2023 statistics are full year

PEDEVCO

Meaningful Proved Reserve Profile

- Highly oil-weighted reserves drive value creation
  - 60% oil (79% liquids)
  - $178 million PV-10 (at $75.48 oil price)
- Grow reserves and production through accelerated development in D-J Basin and low-risk San Andres infill drilling development program in the Permian Basin

Year End 2024 Reserves (SEC Pricing) [(1)]					
Reserve Categories	Oil (MBbls)	Gas (MMcf)	NGL (MBbls)	Total (MBoe)	PV-10 [(2)] ($M)
Proved Developed	2,456	4,337	637	3,816	$74,572
Proved Undeveloped	8,337	19,079	2,810	14,327	$104,280
Total Proved Reserves	10,793	23,416	3,447	18,143	$178,852

Proved Reserves by Commodity (MBOE)



NGL
19%
Gas
21%
Oil
60%

2024YE

Proved PV-10 by Basin ($M)



Permian
14%
DJ
86%

2024YE

Proved Reserves (MBOE)



16,137
17,047
18,143
2022YE
2023YE
2024YE

(1) Audited reserves prepared by Cawley, Gillespie & Associates, Inc.
(2) Year end 2024 SEC Pricing – Oil $75.48/bbl, Gas $2.13/MMBtu

Industry Consolidation

E&P Sector Consolidation – PED's Role

- **Challenges facing small E&P companies**
  - Market's directive that operators must live within cashflow is difficult to achieve for most small growth-oriented companies
  - A&D market is challenged – bid/ask spreads prevent deals from transacting. Sellers seek PDP PV-10 to PV-20 plus upside value, while the cost of debt is in the high single digits to mid-teens and equity cost is higher. High buyer WACC compared to seller asking prices leaves slim margins and low realized returns making deals unattractive to buyers.
  - Economies of scale cannot be achieved without full scale development programs which most small operators cannot afford or manage
  - High G&A burdens spread across smaller asset base impair corporate returns
  - Although improving in the past few years, high debt levels continue to plague the industry
  - **No IPO market, no follow-on market, banks are exiting the sector and hesitant to lend causing capital scarcity**
  - Many private equity portfolio companies and private operators are still reeling from past downturns while funds near end of life
    - Private equity fundraising has become increasingly difficult
    - Private equity exits are needed

- **The optimal solution to all these problems is industry consolidation to achieve economies of scale in operations, development and G&A utilizing existing public vehicles (permanent capital) with low leverage**

- **PED is an ideal roll-up vehicle**
  - No debt with $250MM RBL in place, cash on balance sheet, good liquidity, highly successful in raising money through PIPE market and public offerings
  - Fully compliant with NYSE American rules and regulations, with fully audited financials and reserves
  - Good long-lived "oily" asset base with significant organic growth opportunities

Consolidation of Current Asset Base - D-J Basin

D-J Basin Colorado Assets & Offset Operators



PEDEVCO Leasehold
Active Producing Wells
Weld, CO
FUNDARE
VERDAD
BISON
OIL & GAS IV
Chevron
CIVITAS
Morgan, CO
OXY

Consolidation Highlights

- Consolidation in the D-J Basin began in 2021 and has continued through 2025 with Chevron, Civitas, Bison IV, Verdad and others making acquisitions and accelerating development
- Collaboration is necessary on PED's Colorado acreage as several public and private equity-backed companies overlap our acreage with non-contiguous leasehold positions
- PED is executing on joint development opportunities across its acreage block and is expanding through AMI's and leasehold acquisitions
- PED acreage is in rural areas of industry-friendly Weld County Colorado and Laramie County Wyoming both of which realize some of the highest IRRs in the country
- From 2021 through present, PED has steadily increased its participation in high working interest non-operated projects with top tier operators capturing superior economics
- This strategy leaves the option open for PED to serve as a consolidation or reverse merger vehicle in the future

Assets

D-J Basin Colorado Overview

Highlights

- ~15,000 Net acres (75% HBP'd)
- Acreage in rural areas of Weld and Morgan Counties
- 69 gross wells (22 net wells)
- 17 gross wells operated (15 net wells)
- Field and Zones
  - Wattenberg Extension, Middle Wattenberg
  - Niobrara A, B & C and Codell
- Acreage located in area experiencing resurgent drilling activity due to strong production results from newer generation completion designs, lower service costs, efficient drilling and completion operations
- Go-forward strategy is to develop operated position and/or facilitate development of our high working interest areas and participate as a non-operated partner in all projects meeting PED internal hurdle rates

Acreage



Advancing JV development opportunities. Active 2025 & 2026 development
8N 63W
8N 62W
8N 61W
8N 60W
8N 59W
7N 63W
7N 62W
7N 61W
7N 60W
7N 59W
6N 63W
6N 62W
6N 61W
Wattenberg Extension
5N 63W
5N 62W
5N 61W
5N 60W
5N 59W
4N 63W
4N 62W
4N 61W
4N 60W
4N 59W
PEDEVCO Leasehold

Chevron BISON OIL & GAS IV CIVITAS VERDAD

Notable Offset Operators and WI Partners

D-J Basin Wyoming Overview

Highlights

- ~4,500 Net acres
- Acreage in rural areas of Laramie County, Wyoming
- Potential for six operated 1,280-acre DSU's
- Looking for partners to co-develop acreage position
- Field and Zones
  - Silo Field
  - Codell (primary)
  - Niobrara (secondary)


Wyoming

Acreage


19N 64W
19N 63W
19N 62W
18N 64W
18N 63W
18N 62W
17N 64W
17N 63W
17N 62W
16N 64W
16N 63W
PEDEVCO Leasehold

D-J Basin – Exceptional Offset Well Performance

Wells Completed since January 2021 along with Planned Development



PEDEVCO WI Units
Planned Op Development 2025
Planned Non-Op Development 2025
Planned Op Development 2026
Operator 1
Operator 2
Operator 3
Operator 4
8N 62W
8N 59W
7N 62W
7N 61W
7N 60W
7N 59W

	Unit Name	Number of Wells	Prod Year	Max IP30 BOEPD*	Avg. Proppant (lb/ft)
1	GOLDENEYE FED	5	2021	1,478	4,158
2	GREEN TEAL FED	5	2022	1,154	3,105
3	HALE 8-60	8	2021	940	2,416
4	HARLEQUIN	2	2021	790	2,895
5	SHOVELER FED 8-60	5	2023	773	2,320
6	CINNAMON TEAL FED	2	2023	768	1,994
7	ANCONA	7	2024	755	2,135
8	WIGEON FED	8	2022	746	2,872
9	EIDER	7	2024	738	2,100
10	KOLOA	6	2023	637	2,473
11	BARRACUDA 0904	6	2022	626	2,859
12	MOTTLED 8-59	6	2024	623	2,094
13	ALLRED 8-59	7	2022	589	1,757

Cumulative BOE Production* vs. Months Online



300,000
250,000
200,000
150,000
100,000
50,000
0
1
2
3
4
5
6
7
8
9
10
11
12

* Normalized to 10,000' lateral length

- **Future development plans near exceptional offset well performance**
  - 30-day IP ~600 - 1,000 BOEPD and cumulative production per well in excess of 200,000 BOE within first 12 months
  - Attributed to favorable geologic targeting and upsized completions (>2,000 lbs/ft)
  - PEDEVCO's high WI unit developments set to continue in 2025 and 2026
  - Company is actively pursuing AMIs and permitting high WI positions to develop majority of the acreage in the next five years

D-J Basin – Permits & Future Development


PEDEVCO WI Units
Planned Op Development 2025
Planned Non-Op Development 2025
Planned Op Development 2026
Operator 1
Operator 2
Operator 3
Operator 4
Gaffney Unit
~5% WI
Harlequin Unit
~28% WI. Online Q3 2024
Roth Unit
~40% WI
Eider Unit
~18% WI. Online Q1 2024
Mottled South Unit
~5% WI. Online Q1 2024
Triggerfish Unit
~7% WI
Benelli Unit
~16% WI
8N 62W
8N 61W
8N 60W
8N 59W
7N 62W
7N 61W
7N 60W
7N 59W

Company is actively pursuing AMIs and permitting high WI positions to develop majority of the acreage in the next five years

Niobrara Type Curve & Economics

10,000' Type Well[1]	
2 Stream Peak Rate (Boepd)	820
2 Stream EUR (MBoe)	655

10,000' Well Net Economics[2]	
D&C ($M)	$6,500
LOE ($/Boe)	$7.10
ROR (%)	>100%
ROI (disc)	2.15
PV10 ($M)	$7,580

[1] Based on recent well performance offset PEDEVCO's D-J Basin acreage position
[2] Net working interest 100%., net revenue interest 80%. Flat Price Deck – Oil $70/bbl and Gas $2.50 per MMBTU


Legend
F O (BBL/D)
F G (MCF/D)
F W (BBL/D)
2,000
1,000
700
600
500
400
300
200
100
70
60
50
40
30
20
1/1/2025
7/1/2025
1/1/2026
7/1/2026
1/1/2027
7/1/2027
1/1/2028
7/1/2028
1/1/2029
7/1/2029
1/1/2030

Permian Overview

Highlights

- ~14,550 Net Acres
- Large, contiguous leasehold position
  - Chaveroo Oil Field
    - >49 MMBOE cumulative production
    - ~100% HBP & ~40% deep rights
    - 10 San Andres Hz producers at 100% WI / ~82%NRI
    - 3 Hz producers at 50% WI / ~40.5% NRI
      - Part of the JV with Evolution Petroleum
    - 4 New Hz producers currently drilling
      - Estimated to be online Q2 2025
  - Chaveroo Northeast Field
    - 100% WI / ~77% NRI
    - 3 San Andres Hz producers
- Infrastructure In-Place
  - SWD, facilities, flowlines
  - Full-field electricity & lease roads
  - Gas sales points
  - Fresh water frac ponds
  - Field office & equipment yard

Acreage Leasehold Map



32E
33E
34E
6S
7S
8S
Chaveroo NE
Chaveroo
ROOSEVELT COUNTY
CHAVES COUNTY

Fully-Vetted Proven Development Plan With Significant Upside

San Andres Development

Recent and Near-Term Development

- 13 wells drilled between 2019 - 2024
- 4 wells spudded in Q1 2025 – expected first production Q2 2025


CHAVEROO FIELD
2025 Planned Development (in progress)
2019-2024 Hz San Andres Development
7S
ROOSEVELT COUNTY
CHAVES COUNTY

PEDEVCO

San Andres Type Curve & Economics

5,000' Infill Type Well[1]

2 Stream Peak Rate (Boepd)	397
2 Stream EUR (MBoe)	343

5,000' Well Net Economics[2]

D&C ($M)	$3,750
LOE ($/Boe)	$8.00
ROR (%)	>50%
ROI (disc)	1.95
PV10 ($M)	$3,750



2,000
1,000
800
600
500
400
300
200
100
80
60
50
40
30
20
10
1/1/2025
7/1/2025
1/1/2026
7/1/2026
1/1/2027
7/1/2027
1/1/2028
7/1/2028
1/1/2029
7/1/2029
1/1/2030
Legend
F O (BBL/D)
F G (MCF/D)
F W (BBL/D)

[1] Based on offset Chaveroo well performance
[2] Net working interest 100%., net revenue interest 82%. Flat Price Deck – Oil $70/bbl and Gas $2.50 per MMBTU

San Andres' Advantaged Geology

World-Class Reservoir

- San Andres formation production represents ~40% of the 30 billion barrels (Bbbls) of cumulative oil production in the Permian basin (through June 2015)(1)
  - >10 Bbbls cumulative production from more than 120 reservoirs(1)
- Well-established, conventional carbonate reservoir composed of porous dolomite with multiple high permeability zones
- Thick anhydrites and tight evaporites provide an excellent top seal
- Developed vertically for decades with limited hydraulic fracs
- Reservoir heterogeneity and minimal structural unconformities make it a superb horizontal play



Wasson, Seminole, Goldsmith
Vacuum, Gbg-Jk Maljamaar
Yates, Hobbs
Milnesand
Chaveroo
1
Slaughter
Brahaney
2
3
4
5
Mabee, Mid. Fms
Levelland
1b
Howard-Glasscock, Holt, SA Deep
Anhydrite and anhydritic dolostone
Restricted marine peloidal wk-pk and peritidal
High-energy ramp-crest grainstones
Outer ramp fusulinid-dominated facies
Open marine limestones and dolostones, L7-8
Deeper-water mudstones (Cutoff)

(1) Source: Center for Energy and Economic Diversification University of Texas of the Permian Basin. September 30, 2015
Prepared for: United States Department of Energy and National Energy Technology Laboratory

San Andres' Advantaged Geology (Cont.)

Stratigraphic Column and Type Log

Northwest Shelf Stratigraphy		
Period	**Formation**	
Permian	Rustler	
	Tansill	
	Yates	
	Seven Rivers	
	Queen	
	Grayburg	
	Upper San Andres	
		Anhydrite
	Lower San Andres	P1
		P2
		P3
		P4
		P5
	Glorietta	
	Yeso	
	Abo	
	Wolfcamp	
Pennsylvanian	Pennsylvanian	
Mississippian	Mississippian	
Devonian	Devonian	
Silurian	Fussleman	



4100'
4200'
4300'
4400'

Differentiating Main Pay Zones and Transition Oil Zones

San Andres Oil Accumulation & Production History

- Oil was originally trapped in the San Andres by three types of pre-Tertiary traps: Structural, Stratigraphic, and Structurally enhanced Stratigraphic
- Legacy fields exist where oil accumulated in these traps to form thick oil columns (Main Pay Zones)
- Early completions stayed above the Oil-Water Contact and initially produced water-free oil
- Legacy San Andres fields lack sharp Oil-Water Contacts due to late-Tertiary, eastward tilting of the Northwest Shelf
- Transition Oil Zones (TOZs) & Residual Oil Zones (ROZs) were found to be very thick and became tertiary targets in the 1990s
- TOZs & ROZs not only lie beneath the legacy fields but also extend beyond the boundaries of legacy fields
- In 2009, operators began drilling horizontal wells into under-developed Main Pay Zones and wildcat horizontal wells into the Transition Oil Zones outside of the vertical economic limit of legacy fields



Extends Beyond
Boundaries of
Legacy Fields
Oil Trap
Transitional Oil Zone (TOZ)
Base of Oil Saturation
100% Oil Saturation 0%
Oil-Water
Contact
Legacy Oil Target
Average Oil
Saturation Profile
TOZ
Water
Increasing
Water
Saturation



Oil Saturation %
100
0
Oil-Water
Contact
MAIN PAY ZONE
Initial Target of Primary Development
PED Horizontal Target
Transition Zone
Uneconomic Vertical Wells & Dry-Holes
Offset Operators Horizontal Target
Residual Zone
Tertiary Recovery Target

PEDEVCO

Management Team

Executive and Operational Team with a Strong Oil & Gas Background

Dr. Simon Kukes, Executive Chairman and Director
Dr. Kukes is a global investor and executive with over 40 years' experience in the oil industry. Dr. Kukes formerly served as an investor and CEO of Samara-Nafta, a joint venture with Hess Corporation, as CEO and Chairman of Yukos Oil Company, as Chief Executive of Tyumen Oil Company (TNK), as Technical Director and Vice President of Business Development for Phillips Petroleum and Amoco, and on the board of directors of Amarin Corporation (Nasdaq: AMRN) and Parker Wellbore (formerly NYSE-listed Parker Drilling Company). Dr. Kukes holds a Bachelor of Science in Chemical Engineering, a PhD in Physical Chemistry, and he attended Rice University in Houston, Texas, where he was a Postdoctoral Fellow.

J. Douglas Schick, President, Chief Executive Officer and Director
Mr. Schick has over twenty-five years of experience in the oil and gas industry. Prior to joining the Company, Mr. Schick co-founded and served as CEO of American Resources, Inc., an oil & gas investment, development and operating company, and J. Douglas Enterprises. He was Vice President of Finance for Highland Oil and Gas, Manager of Planning and then Director of Planning at Mariner Energy, Inc., and served in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company. Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

Jody Crook, Chief Commercial Officer
Mr. Crook has over twenty-five years of experience in the energy industry. Mr. Crook has served as a Senior Advisor for Land and Business Development activities for the Company since April 2020. Prior to joining the Company, Mr. Crook co-founded oil and gas consulting firms Tenet Advisory Group LLC and Bronze Four Resources, LLC, and held various leadership roles at Jones Energy, Ltd. and served in various roles of increasing responsibility at Southwestern Energy and Enron. Mr. Crook holds a BBA in Finance & PLM from the University of Oklahoma and an MBA from the University of Texas at Austin.

Clark Moore, EVP & General Counsel
Mr. Moore has served as the EVP and General Counsel of the Company since its inception in February 2011. He formerly worked as a corporate attorney at the law firm of Venture Law Group located in Menlo Park, California, which later merged into Heller Ehrman LLP, and served as general counsel to Erin Energy Corporation (OTCMKTS:ERN). Mr. Moore received his J.D. with Distinction from Stanford Law School and his B.A. with Honors from the University of Washington.

Charles Hinojosa, Operations Manager
Mr. Hinojosa has 15 years of experience in the oil and gas industry in operations and engineering roles. Mr. Hinojosa has been with the Company as Operations Manager for 6 years. Prior to joining the Company, he held various roles of increasing responsibility across multiple disciplines in operations and engineering for Trinity Operating and Sheridan Production Company. Mr. Hinojosa holds a Bachelor of Science degree in Petroleum Engineering from Texas Tech University.

Technical Team – Operations, Development and Land team all have significant multi-basin drilling, completions and operations experience as well as significant experience developing and managing conventional and unconventional assets throughout their careers.

Administrative & Accounting – Our Administrative and Accounting team have over 100 years of combined oil and gas industry experience.